Exhibit 4.2


                        Dated the 24th day of May 2006


                      Form of Supervisor Service Contract


                                    between


                    China Petroleum & Chemical Corporation


                                      and


                          the Following Supervisors:


                               Mr. Wang Zuoran

                               Mr. Kang Xianzhang

                               Mr. Zou Huiping

This Contract was made between the following two parties on 24th May, 2006:

(1) China Petroleum and Chemical Corporation, a company established according to the laws of The People's Republic of China ("PRC") with its legal address located at A6 Huixindong Street, Chaoyang District, Beijing, China, PRC ("Party A"); and

(2) [Name of Supervisor], a [Chinese citizen] of [ ], Postal Code [ ] ("Party
B").

     As Party B was elected as an employee supervisor of the supervisory committee of Party A at the annual Shareholders' general Meeting of year 2005 convened on 24th May, 2006, both parties have entered into the following agreement through friendly negotiations on the principle of equality and mutual benefits in order to confirm and regulate the relationship between Party A as the employer and Party B as the employee in respect of the service under employment.

          Article 1 Engagement

1.1 Party A shall employ Party B as supervisor of Party A's supervisory committee in accordance with the terms of this Contract.

1.2 Party B agrees to be employed as supervisor of Party A's supervisory committee in accordance with the terms of this Contract.

          Article 2 Term of Office

2.1 The term of office of Party B employed as Party A's supervisor shall be three (3) consecutive years commencing from 24th May, 2006 (the "Effective Date") until the termination of this Contract upon the occurrence of the events referred to in Article 7.1 or upon the giving of notice by Party A under Article 7.2 hereof.

          Article 3 Duties

3.1 Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares and other relevant laws, regulations, rules and standards of the PRC, Party A's articles of association, this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A's board of directors and supervisory committee, and agrees that Party A shall be entitled to the remedial measures stipulated in the articles of association in connection with breach of any provision provided therein by Party B.. Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as stipulated in the articles of association of Party A.

3.2 Party B undertakes to Party A and warrants to observe and comply with the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission and the relevant restraints and obligations contained in the Securities (Disclosure of Interests) Ordinance (Chapter 36 of the Laws of Hong Kong) and Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) and other laws or regulations and the relevant rules of the Shanghai Stock Exchange, London Stock Exchange and the New York Stock Exchange.

3.3 Party B confirms that he owes a fiduciary and diligence obligation to Party A and that he shall not engage in any activities in competition with Party A's business or carry out any activities detrimental to the interests of Party A.

3.4 Party B undertakes to Party A that during his term of employment as a member of the supervisory committee of Party A, his main duties shall be supervising the chairman, directors, managers and senior officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5 During the period when Party B acting as supervisor of Party A, Party B shall be directly accountable to the supervisory committee and shall, at the request of the supervisory committee, provide the relevant information during the period of exercise of power to the supervisory committee, and shall ultimately obey the reasonable and lawful instructions of the supervisory committee.

3.6 During the period when Party B acting as supervisor of Party A, Party B shall ultimately and fully report to the supervisory committee the conditions of his engagement in the affairs of Party A in a timely manner, and shall make the relevant explanations according to the request of the supervisory committee.

          Article 4 Remuneration and Expenses

4.1 During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including traveling and entertainment expenses, etc.) incurred by Party B in the provision of services to Party A hereunder or execution of work in relation to Party A's operation upon presentation by Party B of the relevant receipts and/or valid documentary evidence. Party A may also provide Party B beforehand with sums for Party B to pay various necessary expenses mentioned above, but Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or regularly as required by Party A, after making use of such sums so as to offset the sums.

4.2 During the term of this Contract, Party B may participate in the Liability Insurance Scheme for Directors and Senior Officers arranged by Party A and the relevant insurance premiums shall be paid by Party A. Party A shall have the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

          Article 5 Non-Competition

5.1 Unless the relevant competition is made known to the public and (if required) approved by the relevant regulatory authorities, Party B warrants that during the term of his employment as Party A's supervisor and within six months after the termination of such employment with Party A, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes in business with Party A or subsidiaries and branch companies of Party A ("Party A's Group"), or accept any capacity or position offered by any company or individual who competes in business with any member of Party A's Group.

          Article 6 Confidentiality Liability

6.1 Party B is aware that he will gain access to secret information possessed by members of Party A's Group and/or kept in custody by members of Party A's Group (hereinafter referred to as "Confidential Information") in the performance of his duties hereunder, including but not limited to, documents, materials, data, information, plans and insider information. Party B confirms that such Confidential Information is solely owned by members of Party A's Group and/or is kept in custody by members of Party A's Group.

6.2 Whether during the term of this Contract or within any time after the termination of Party B's employment as Party A's supervisor, Party B warrants that (except such Confidential Information may be disclosed to the public not in violation of the confidentiality undertaking under this Contract):

     (a) Party B shall not divulge or disclose the Confidential Information to any third party in any way, with the exception of any Confidential Information which Party B must disclose to the relevant employees of members of Party A's Group and the professional personnel employed by members of Party A's Group for the performance of his obligations hereunder and any Confidential Information the disclosure of which is authorized by the board of directors or is ordered by a court of competent jurisdiction;

     (b) Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of his friends and relatives or any third party without Party A's permission; or

     (c) Party B shall take all necessary measures to prevent the Confidential Information from spreading or disclosure to any third party without Party A's permission.

6.3 Upon the expiry of this Contract or earlier termination of Party B's employment, Party B shall immediately, completely and effectively return to Party A all the information relating to the business of members of Party A's Group (including, but not limited to, Party A's documents, personal notes, records, reports, handbooks, drawings, forms, computer diskettes and tapes) within Party B's possession or under his control whether or not the same was originally supplied to Party B by Party A.

6.4 Party B agrees that various intellectual rights formulated, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of various intellectual rights which are not formulated, developed, created and made by him during his working hours with the use of any assets or resources belonging to Party A.

          Article 7 Termination of Employment

7.1 When any one of the following events occurs to Party B, the employment between Party A and Party B herein shall be immediately and automatically terminated: (unless otherwise decided by the board of directors)

     (a) death of Party B;

     (b) Party B is prohibited by any laws, regulations, rules, practice directions or practice rules from taking up the post of supervisor or Party B loses the qualifications to act as supervisor;

     (c) if due to health reasons, Party B is unable to fully perform his duties hereunder for twelve months;

     (d) Party B commits any serious breach and/or repeated and/or continual breach of any of Party B's obligations hereunder;

     (e) Party B is guilty of any serious misconduct or serious neglect in the discharge of Party B's duties hereunder;

     (f) Party B's actions or omissions bring the name or reputation of Party A or any member of Party A's Group into serious disrepute or prejudices the business interests of Party A or other members of Party A's Group;

     (g) Party B is or has become of unsound mind or shall be or become a patient for the purpose of any laws relating to mental health;

     (h) Party B is sued for criminal liability or convicted of any criminal offence other than an offence which in the reasonable opinion of the board of directors of Party A does not affect Party B's position as a supervisor of Party A (bearing in mind the nature of the duties in which Party B is engaged and the capacities in which Party B is engaged);

     (i) Party B is removed from the office of supervisor of Party A or fails to be re-elected as a supervisor of Party A;

     (j) Party B leaves the service according to the articles of association of Party A; or

     (k) Party B fails to attend the supervisors' meeting of Party A in person consecutively for two times.

7.2 In addition to the aforesaid provisions of Article 7.1, Party A may also discharge the employment relationship between Party A and Party B by giving notice in writing to Party B when any one of the following events occurs:

     (a) Party B is unable to substantially perform his duties hereunder due to health reasons, within any twelve-month period for a cumulative total of two hundred and sixty-five working days. Then, Party A may at any time discharge Party B from the post of supervisor by giving Party B a fourteen-day written notice of discharge.

     (b) Party B is in breach of his obligations as a supervisor or the provisions of this Contract and does not repent after warning has been given by Party A.

     (c) Damage or loss has been caused to Party A due to Party B's willful or material default in the performance of his duties hereunder.

     Any delay by Party A in exercising such right of termination shall not constitute a waiver thereof.

7.3 If the employment relationship between both parties herein is terminated due to the occurrence of any of the events referred to in Article 7.1 or 7.2 above, such termination shall not affect Party A's rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.4 In the event of the termination of the employment of Party B for whatever reason and whether by prior notice or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.5 Party B shall not, during the continuance of his employment or within a period of one year after the termination thereof, either on his own behalf or on behalf of any other person, entice away from any member of Party A's Group any employee, worker, manager or director of any member of Party A's Group, whether or not such person would commit any breach of his contract of employment with any member of Party A's Group by reason of his leaving service.

          Article 8 Effectiveness of the Contract

This Contract shall become effective after approval at the shareholders' general meeting of Party A and signing by both parties.

          Article 9 Additional Clauses

9.1 This Contract is an agreement relating to the provision of services by Party B personally. Therefore Party B's rights, interests, obligations, duties, etc. hereunder shall not be transferred, assigned or delegated to any third party (except the appointment in writing by Party B of any other supervisor of Party A as proxy to attend a supervisory committee meeting of Party A).

9.2 Without the written consent of both parties, neither party hereto shall make any addition to, deletion from or amendment to any provisions hereof.

9.3 The heading of each Article hereof is inserted for the purpose of convenience only and shall not prejudice the meaning or construction of the provisions hereof.

9.4 The word "laws" referred to herein include such legal documents as laws, regulations, rules, provisions, standard opinions, decisions, etc. formulated by the legislative and administrative authorities of the PRC and any amendments or alterations by such authorities to the legal documents promulgated or formulated by them.

9.5 The enactment, validity, construction and performance of this Contract and the settlement of disputes shall be protected and governed by the law of the PRC.

9.6 Any disputes arising from or in connection with this Contract shall be settled by both parties through friendly consultation. Either Party hereto may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.7 Both parties agree to the following terms:

     (a) Any dispute or claim relating to the affairs of Party A and incurring as a result of this Contract, the articles of association of Party A, the Company Law and other rights and obligations stipulated by the relevant laws and administrative regulations between (i) Party A and its supervisor; and
(ii) holders of overseas listed foreign shares and Party A's supervisors shall be submitted to arbitration by the relevant party.

     When the above dispute or claim is submitted to arbitration, all the claims or disputes shall be taken as a whole. Where any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, if his capacity is Party A or a shareholder, director, supervisor, manager or other senior officer of Party A, he shall comply with the arbitration.

     Disputes in relation to the classification of shareholders or register of shareholders shall not be settled by way of arbitration.

     (b) Any party applying for arbitration may elect arbitration by the China International Economic and Trade Arbitration Commission or by the Hong Kong International Arbitration Centre according to their respective rules. After the party applying for arbitration has submitted the dispute or claim for arbitration, the other party must conduct arbitration at the arbitral organ elected by the applicant.

     If the party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, any party may request such arbitration to be conducted in Shenzhen according to the provisions of the securities arbitral rules of Hong Kong International Arbitration Centre.

     (c) Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC law, except otherwise stipulated by laws and administrative regulations.

     (d) The award of the arbitral organ shall be final and binding on both parties.

     (e) Such arbitration agreement is concluded between Party A and Party B. Party A represents both itself and each shareholder.

     (f) Any submitted arbitration shall be deemed to be an authorization to the arbitral court to conduct a public hearing and announce its award.

9.8 If any of the provisions hereof are judged or ruled by the judicial authorities of the PRC to be invalid or unenforceable, the judgment or ruling shall not prejudice the effectiveness of the other provisions hereof.

9.9 If either party hereto is in breach of its obligations hereunder, the other party shall be entitled to take remedial measures such as fixing a time limit for effecting remedy, performance of the contract, removal of obstructions, compensation for losses or other legal remedial measures. To the extent that the same is not against any legal proceedings, either party's non-exercise or partial exercise of its rights hereunder or non-adoption or partial adoption of legal remedies shall not operate as such party's waiver of the exercise of all its rights or the rights which have not been exercised or such party's waiver of the taking of all the legal remedies or the legal remedies which have not been taken.

     If Party B is in breach of its obligations under this Contract, Party A shall have the right to take remedial measures according to the articles of association of Party A.

9.10 The written notices stated herein may be delivered by hand, served by special delivery or sent by mail. If Party B changes his address, he shall inform Party A within seven days after he obtains the new address. If Party B changes his address, he shall conduct the same by fax within seven days after he obtains the new address.

9.11 This Contract is executed in English and Chinese. If there is any discrepancy between the two versions, the Chinese version shall prevail.

9.12 This Contract shall have two copies. Party A and Party B shall each hold one copy which shall have the same effect.

IN WITNESS HEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of
China Petroleum & Chemical Corporation


---------------------------------------
Name:
Title:



Party B:


----------------------------------------

                        Dated the 24th day of May 2006


          Form of Employee Representative Supervisor Service Contract


                                    between


                    China Petroleum & Chemical Corporation


                                      and


                          the Following Supervisors:

                                Mr. Su Wensheng

                                Mr. Zhang Jitian

                                Mr. Cui Guoqi

                                Mr. Li Zhonghua

This Contract was made between the following two parties on 24th May, 2006:

(1) China Petroleum and Chemical Corporation, a company established according to the laws of The People's Republic of China ("PRC") with its legal address located at A6 Huixindong Street, Chaoyang District, Beijing, China, PRC ("Party A"); and

(2) [Name of Supervisor], a [Chinese citizen] of [ ], Postal Code [ ] ("Party
B").

     As Party B was elected as an employee supervisor of the supervisory committee of Party A at the annual Shareholders' general Meeting of year 2005 convened on 24th May, 2006, both parties have entered into the following agreement through friendly negotiations on the principle of equality and mutual benefits in order to confirm and regulate the relationship between Party A as the employer and Party B as the employee in respect of the service under employment.

          Article 1 Engagement

1.1 Party A shall employ Party B as supervisor of Party A's supervisory committee in accordance with the terms of this Contract.

1.2 Party B agrees to be employed as supervisor of Party A's supervisory committee in accordance with the terms of this Contract.

          Article 2 Term of Office

2.1 The term of office of Party B employed as Party A's supervisor shall be three (3) consecutive years commencing from 24th May, 2006 (the "Effective Date") until the termination of this Contract upon the occurrence of the events referred to in Article 7.1 or upon the giving of notice by Party A under Article 7.2 hereof.

          Article 3 Duties

3.1 Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares and other relevant laws, regulations, rules and standards of the PRC, Party A's articles of association, this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A's board of directors and supervisory committee, and agrees that Party A shall be entitled to the remedial measures stipulated in the articles of association in connection with breach of any provision provided therein by Party B.. Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as stipulated in the articles of association of Party A.

3.2 Party B undertakes to Party A and warrants to observe and comply with the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission and the relevant restraints and obligations contained in the Securities (Disclosure of Interests) Ordinance (Chapter 36 of the Laws of Hong Kong) and Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) and other laws or regulations and the relevant rules of the Shanghai Stock Exchange, London Stock Exchange and the New York Stock Exchange.

3.3 Party B confirms that he owes a fiduciary and diligence obligation to Party A and that he shall not engage in any activities in competition with Party A's business or carry out any activities detrimental to the interests of Party A.

3.4 Party B undertakes to Party A that during his term of employment as a member of the supervisory committee of Party A, his main duties shall be supervising the chairman, directors, managers and senior officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5 During the period when Party B acting as supervisor of Party A, Party B shall be directly accountable to the supervisory committee and shall, at the request of the supervisory committee, provide the relevant information during the period of exercise of power to the supervisory committee, and shall ultimately obey the reasonable and lawful instructions of the supervisory committee.

3.6 During the period when Party B acting as supervisor of Party A, Party B shall ultimately and fully report to the supervisory committee the conditions of his engagement in the affairs of Party A in a timely manner, and shall make the relevant explanations according to the request of the supervisory committee.

          Article 4 Remuneration and Expenses

4.1 From the Effective Date, the remuneration to be received by Party B for the performance of his services under this Contract as employee representative supervisor of Party A shall be determined in accordance with relevant PRC regulations and the Implementing Measures of Compensations for Senior Officers of China Petroleum & Chemical Corporation.

4.2 During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including traveling and entertainment expenses, etc.) incurred by Party B in the provision of services to Party A hereunder or execution of work in relation to Party A's operation upon presentation by Party B of the relevant receipts and/or valid documentary evidence. Party A may also provide Party B beforehand with sums for Party B to pay various necessary expenses mentioned above, but Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or regularly as required by Party A, after making use of such sums so as to offset the sums.

4.3 During the term of this Contract, Party B may participate in the Liability Insurance Scheme for Directors and Senior Officers arranged by Party A and the relevant insurance premiums shall be paid by Party A. Party A shall have the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

          Article 5 Non-Competition

5.1 Unless the relevant competition is made known to the public and (if required) approved by the relevant regulatory authorities, Party B warrants that during the term of his employment as Party A's supervisor and within six months after the termination of such employment with Party A, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes in business with Party A or subsidiaries and branch companies of Party A ("Party A's Group"), or accept any capacity or position offered by any company or individual who competes in business with any member of Party A's Group.

          Article 6 Confidentiality Liability

6.1 Party B is aware that he will gain access to secret information possessed by members of Party A's Group and/or kept in custody by members of Party A's Group (hereinafter referred to as "Confidential Information") in the performance of his duties hereunder, including but not limited to, documents, materials, data, information, plans and insider information. Party B confirms that such Confidential Information is solely owned by members of Party A's Group and/or is kept in custody by members of Party A's Group.

6.2 Whether during the term of this Contract or within any time after the termination of Party B's employment as Party A's supervisor, Party B warrants that (except such Confidential Information may be disclosed to the public not in violation of the confidentiality undertaking under this Contract):

     (a) Party B shall not divulge or disclose the Confidential Information to any third party in any way, with the exception of any Confidential Information which Party B must disclose to the relevant employees of members of Party A's Group and the professional personnel employed by members of Party A's Group for the performance of his obligations hereunder and any Confidential Information the disclosure of which is authorized by the board of directors or is ordered by a court of competent jurisdiction;

     (b) Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of his friends and relatives or any third party without Party A's permission; or

     (c) Party B shall take all necessary measures to prevent the Confidential Information from spreading or disclosure to any third party without Party A's permission.

6.3 Upon the expiry of this Contract or earlier termination of Party B's employment, Party B shall immediately, completely and effectively return to Party A all the information relating to the business of members of Party A's Group (including, but not limited to, Party A's documents, personal notes, records, reports, handbooks, drawings, forms, computer diskettes and tapes) within Party B's possession or under his control whether or not the same was originally supplied to Party B by Party A.

6.4 Party B agrees that various intellectual rights formulated, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of various intellectual rights which are not formulated, developed, created and made by him during his working hours with the use of any assets or resources belonging to Party A.

          Article 7 Termination of Employment

7.1 When any one of the following events occurs to Party B, the employment between Party A and Party B herein shall be immediately and automatically terminated: (unless otherwise decided by the board of directors)

     (a) death of Party B;

     (b) Party B is prohibited by any laws, regulations, rules, practice directions or practice rules from taking up the post of supervisor or Party B loses the qualifications to act as supervisor;

     (c) if due to health reasons, Party B is unable to fully perform his duties hereunder for twelve months;

     (d) Party B commits any serious breach and/or repeated and/or continual breach of any of Party B's obligations hereunder;

     (e) Party B is guilty of any serious misconduct or serious neglect in the discharge of Party B's duties hereunder;

     (f) Party B's actions or omissions bring the name or reputation of Party A or any member of Party A's Group into serious disrepute or prejudices the business interests of Party A or other members of Party A's Group;

     (g) Party B is or has become of unsound mind or shall be or become a patient for the purpose of any laws relating to mental health;

     (h) Party B is sued for criminal liability or convicted of any criminal offence other than an offence which in the reasonable opinion of the board of directors of Party A does not affect Party B's position as a supervisor of Party A (bearing in mind the nature of the duties in which Party B is engaged and the capacities in which Party B is engaged);

     (i) Party B is removed from the office of supervisor of Party A or fails to be re-elected as a supervisor of Party A;

     (j) Party B leaves the service according to the articles of association of Party A; or

     (k) Party B fails to attend the supervisors' meeting of Party A in person consecutively for two times.

7.2 In addition to the aforesaid provisions of Article 7.1, Party A may also discharge the employment relationship between Party A and Party B by giving notice in writing to Party B when any one of the following events occurs:

     (a) Party B is unable to substantially perform his duties hereunder due to health reasons, within any twelve-month period for a cumulative total of two hundred and sixty-five working days. Then, Party A may at any time discharge Party B from the post of supervisor by giving Party B a fourteen-day written notice of discharge.

     (b) Party B is in breach of his obligations as a supervisor or the provisions of this Contract and does not repent after warning has been given by Party A.

     (c) Damage or loss has been caused to Party A due to Party B's willful or material default in the performance of his duties hereunder.

     Any delay by Party A in exercising such right of termination shall not constitute a waiver thereof.

7.3 If the employment relationship between both parties herein is terminated due to the occurrence of any of the events referred to in Article 7.1 or 7.2 above, such termination shall not affect Party A's rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.4 In the event of the termination of the employment of Party B for whatever reason and whether by prior notice or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.5 Party B shall not, during the continuance of his employment or within a period of one year after the termination thereof, either on his own behalf or on behalf of any other person, entice away from any member of Party A's Group any employee, worker, manager or director of any member of Party A's Group, whether or not such person would commit any breach of his contract of employment with any member of Party A's Group by reason of his leaving service.

          Article 8 Effectiveness of the Contract

This Contract shall become effective after approval at the shareholders' general meeting of Party A and signing by both parties.

          Article 9 Additional Clauses

9.1 This Contract is an agreement relating to the provision of services by Party B personally. Therefore Party B's rights, interests, obligations, duties, etc. hereunder shall not be transferred, assigned or delegated to any third party (except the appointment in writing by Party B of any other supervisor of Party A as proxy to attend a supervisory committee meeting of Party A).

9.2 Without the written consent of both parties, neither party hereto shall make any addition to, deletion from or amendment to any provisions hereof.

9.3 The heading of each Article hereof is inserted for the purpose of convenience only and shall not prejudice the meaning or construction of the provisions hereof.

9.4 The word "laws" referred to herein include such legal documents as laws, regulations, rules, provisions, standard opinions, decisions, etc. formulated by the legislative and administrative authorities of the PRC and any amendments or alterations by such authorities to the legal documents promulgated or formulated by them.

9.5 The enactment, validity, construction and performance of this Contract and the settlement of disputes shall be protected and governed by the law of the PRC.

9.6 Any disputes arising from or in connection with this Contract shall be settled by both parties through friendly consultation. Either Party hereto may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.7 Both parties agree to the following terms:

     (a) Any dispute or claim relating to the affairs of Party A and incurring as a result of this Contract, the articles of association of Party A, the Company Law and other rights and obligations stipulated by the relevant laws and administrative regulations between (i) Party A and its supervisor; and
(ii) holders of overseas listed foreign shares and Party A's supervisors shall be submitted to arbitration by the relevant party.

     When the above dispute or claim is submitted to arbitration, all the claims or disputes shall be taken as a whole. Where any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, if his capacity is Party A or a shareholder, director, supervisor, manager or other senior officer of Party A, he shall comply with the arbitration.

     Disputes in relation to the classification of shareholders or register of shareholders shall not be settled by way of arbitration.

     (b) Any party applying for arbitration may elect arbitration by the China International Economic and Trade Arbitration Commission or by the Hong Kong International Arbitration Centre according to their respective rules. After the party applying for arbitration has submitted the dispute or claim for arbitration, the other party must conduct arbitration at the arbitral organ elected by the applicant.

     If the party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, any party may request such arbitration to be conducted in Shenzhen according to the provisions of the securities arbitral rules of Hong Kong International Arbitration Centre.

     (c) Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC law, except otherwise stipulated by laws and administrative regulations.

     (d) The award of the arbitral organ shall be final and binding on both parties.

     (e) Such arbitration agreement is concluded between Party A and Party B. Party A represents both itself and each shareholder.

     (f) Any submitted arbitration shall be deemed to be an authorization to the arbitral court to conduct a public hearing and announce its award.

9.8 If any of the provisions hereof are judged or ruled by the judicial authorities of the PRC to be invalid or unenforceable, the judgment or ruling shall not prejudice the effectiveness of the other provisions hereof.

9.9 If either party hereto is in breach of its obligations hereunder, the other party shall be entitled to take remedial measures such as fixing a time limit for effecting remedy, performance of the contract, removal of obstructions, compensation for losses or other legal remedial measures. To the extent that the same is not against any legal proceedings, either party's non-exercise or partial exercise of its rights hereunder or non-adoption or partial adoption of legal remedies shall not operate as such party's waiver of the exercise of all its rights or the rights which have not been exercised or such party's waiver of the taking of all the legal remedies or the legal remedies which have not been taken.

     If Party B is in breach of its obligations under this Contract, Party A shall have the right to take remedial measures according to the articles of association of Party A.

9.10 The written notices stated herein may be delivered by hand, served by special delivery or sent by mail. If Party B changes his address, he shall inform Party A within seven days after he obtains the new address. If Party B changes his address, he shall conduct the same by fax within seven days after he obtains the new address.

9.11 This Contract is executed in English and Chinese. If there is any discrepancy between the two versions, the Chinese version shall prevail.

9.12 This Contract shall have two copies. Party A and Party B shall each hold one copy which shall have the same effect.

IN WITNESS HEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of
China Petroleum & Chemical Corporation


---------------------------------------
Name:
Title:



Party B:


----------------------------------------

                        Dated the 24th day of May 2006


                Form of Independent Supervisor Service Contract


                                    between


                    China Petroleum & Chemical Corporation


                                      and


                          the Following Supervisors:

                               Mr. Zhang Youcai

                                Mr. Li Yonggui

This Contract was made between the following two parties on 24th May, 2006:

(1) China Petroleum and Chemical Corporation, a company established according to the laws of The People's Republic of China ("PRC") with its legal address located at A6 Huixindong Street, Chaoyang District, Beijing, China, PRC ("Party A"); and

(2) [Name of Supervisor], a [Chinese citizen] of [ ], Postal Code [ ] ("Party
B").

     As Party B was elected as an independent supervisor of the supervisory committee of Party A at the annual Shareholders' general Meeting of year 2005 convened on 24th May, 2006, both parties have entered into the following agreement through friendly negotiations on the principle of equality and mutual benefits in order to confirm and regulate the relationship between Party A as the appointer and Party B as the appointee in respect of the service under appointment.

          Article 1 Appointment

1.1 Party A shall appoint Party B as supervisor of Party A's supervisory committee in accordance with the terms of this Contract.

1.2 Party B agrees to be appointed as supervisor of Party A's supervisory committee in accordance with the terms of this Contract.

          Article 2 Term of Office

2.1 The term of office of Party B appointed as Party A's supervisor shall be three (3) consecutive years commencing from 24th May, 2006 (the "Effective Date") until the termination of this Contract upon the occurrence of the events referred to in Article 7.1 or upon the giving of notice by Party A under Article 7.2 hereof.

          Article 3 Duties

3.1 Party B undertakes to Party A that he shall perform his duties as a supervisor in accordance with the Company Law of the PRC, Special Regulations of the State Council regarding the Issue of Shares Overseas and the Listing of Shares Overseas by Companies Limited by Shares and other relevant laws, regulations, rules and standards of the PRC, Party A's articles of association, this Contract, regulations and internal rules relating to the supervisors formulated by Party A, resolutions of Party A's board of directors and supervisory committee, and agrees that Party A shall be entitled to the remedial measures stipulated in the articles of association in connection with breach of any provision provided therein by Party B.. Party B undertakes to each shareholder of Party A that he shall observe and perform its obligations owed to the shareholders as stipulated in the articles of association of Party A.

3.2 Party B undertakes to Party A and warrants to observe and comply with the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (including the Model Code for Securities Transactions by Directors of Listed Companies), Code on Takeovers and Mergers and Share Repurchases promulgated by the Hong Kong Securities and Futures Commission and the relevant restraints and obligations contained in the Securities (Disclosure of Interests) Ordinance (Chapter 36 of the Laws of Hong Kong) and Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) and other laws or regulations and the relevant rules of the Shanghai Stock Exchange, London Stock Exchange and the New York Stock Exchange.

3.3 Party B confirms that he owes a fiduciary and diligence obligation to Party A and that he shall not engage in any activities in competition with Party A's business or carry out any activities detrimental to the interests of Party A.

3.4 Party B undertakes to Party A that during his term of appointment as a member of the supervisory committee of Party A, his main duties shall be supervising the chairman, directors, managers and senior officers of Party A in order to prevent them from abusing powers or infringing the interests of Party A, its shareholders and employees.

3.5 During the period when Party B acting as supervisor of Party A, Party B shall be directly accountable to the supervisory committee and shall, at the request of the supervisory committee, provide the relevant information during the period of exercise of power to the supervisory committee, and shall ultimately obey the reasonable and lawful instructions of the supervisory committee.

3.6 During the period when Party B acting as supervisor of Party A, Party B shall ultimately and fully report to the supervisory committee the conditions of his engagement in the affairs of Party A in a timely manner, and shall make the relevant explanations according to the request of the supervisory committee.

          Article 4 Remuneration and Expenses

4.1 From the Effective Date, the remuneration to be received by Party B for the performance of his services under this Contract as an independent supervisor of Party A shall be RMB 240,000 payable by Party A.

4.2 During the term of this Contract, Party A shall reimburse Party B, to the extent such reimbursement is permitted by the relevant laws and policies of the PRC, all reasonable and necessary expenses (including traveling and entertainment expenses, etc.) incurred by Party B in the provision of services to Party A hereunder or execution of work in relation to Party A's operation upon presentation by Party B of the relevant receipts and/or valid documentary evidence. Party A may also provide Party B beforehand with sums for Party B to pay various necessary expenses mentioned above, but Party B shall produce to Party A valid supporting evidence of the expenses as soon as possible, or regularly as required by Party A, after making use of such sums so as to offset the sums.

4.3 During the term of this Contract, Party B may participate in the Liability Insurance Scheme for Directors and Senior Officers arranged by Party A and the relevant insurance premiums shall be paid by Party A. Party A shall have the right to cancel or alter the relevant liability insurance scheme (including the insurance coverage and amount of compensation) or change the relevant insurance company.

          Article 5 Non-Competition

5.1 Unless the relevant competition is made known to the public and (if required) approved by the relevant regulatory authorities, Party B warrants that during the term of his appointment as Party A's supervisor and within six months after the termination of such appointment with Party A, Party B shall not in any way engage in any business in competition with Party A, or seek any position from any company or individual who competes in business with Party A or subsidiaries and branch companies of Party A ("Party A's Group"), or accept any capacity or position offered by any company or individual who competes in business with any member of Party A's Group.

          Article 6 Confidentiality Liability

6.1 Party B is aware that he will gain access to secret information possessed by members of Party A's Group and/or kept in custody by members of Party A's Group (hereinafter referred to as "Confidential Information") in the performance of his duties hereunder, including but not limited to, documents, materials, data, information, plans and insider information. Party B confirms that such Confidential Information is solely owned by members of Party A's Group and/or is kept in custody by members of Party A's Group.

6.2 Whether during the term of this Contract or within any time after the termination of Party B's appointment as Party A's supervisor, Party B warrants that (except such Confidential Information may be disclosed to the public not in violation of the confidentiality undertaking under this Contract):

     (a) Party B shall not divulge or disclose the Confidential Information to any third party in any way, with the exception of any Confidential Information which Party B must disclose to the relevant employees of members of Party A's Group and the professional personnel employed by members of Party A's Group for the performance of his obligations hereunder and any Confidential Information the disclosure of which is authorized by the board of directors or is ordered by a court of competent jurisdiction;

     (b) Party B shall not make use of the Confidential Information in any way for his own benefit or for the benefit of his friends and relatives or any third party without Party A's permission; or

     (c) Party B shall take all necessary measures to prevent the Confidential Information from spreading or disclosure to any third party without Party A's permission.

6.3 Upon the expiry of this Contract or earlier termination of Party B's appointment, Party B shall immediately, completely and effectively return to Party A all the information relating to the business of members of Party A's Group (including, but not limited to, Party A's documents, personal notes, records, reports, handbooks, drawings, forms, computer diskettes and tapes) within Party B's possession or under his control whether or not the same was originally supplied to Party B by Party A.

6.4 Party B agrees that various intellectual rights formulated, developed, created and made by him during the term of his services hereunder shall exclusively belong to Party A, with the exception of various intellectual rights which are not formulated, developed, created and made by him during his working hours with the use of any assets or resources belonging to Party A.

          Article 7 Termination of Appointment

7.1 When any one of the following events occurs to Party B, the appointment between Party A and Party B herein shall be immediately and automatically terminated: (unless otherwise decided by the board of directors)

     (a) death of Party B;

     (b) Party B is prohibited by any laws, regulations, rules, practice directions or practice rules from taking up the post of supervisor or Party B loses the qualifications to act as supervisor;

     (c) if due to health reasons, Party B is unable to fully perform his duties hereunder for twelve months;

     (d) Party B commits any serious breach and/or repeated and/or continual breach of any of Party B's obligations hereunder;

     (e) Party B is guilty of any serious misconduct or serious neglect in the discharge of Party B's duties hereunder;

     (f) Party B's actions or omissions bring the name or reputation of Party A or any member of Party A's Group into serious disrepute or prejudices the business interests of Party A or other members of Party A's Group;

     (g) Party B is or has become of unsound mind or shall be or become a patient for the purpose of any laws relating to mental health;

     (h) Party B is sued for criminal liability or convicted of any criminal offence other than an offence which in the reasonable opinion of the board of directors of Party A does not affect Party B's position as a supervisor of Party A (bearing in mind the nature of the duties in which Party B is engaged and the capacities in which Party B is engaged);

     (i) Party B is removed from the office of supervisor of Party A or fails to be re-elected as a supervisor of Party A;

     (j) Party B leaves the service according to the articles of association of Party A; or

     (k) Party B fails to attend the supervisors' meeting of Party A in person consecutively for two times.

7.2 In addition to the aforesaid provisions of Article 7.1, Party A may also discharge the appointment relationship between Party A and Party B by giving notice in writing to Party B when any one of the following events occurs:

     (a) Party B is unable to substantially perform his duties hereunder due to health reasons, within any twelve-month period for a cumulative total of two hundred and sixty-five working days. Then, Party A may at any time discharge Party B from the post of supervisor by giving Party B a fourteen-day written notice of discharge.

     (b) Party B is in breach of his obligations as a supervisor or the provisions of this Contract and does not repent after warning has been given by Party A.

     (c) Damage or loss has been caused to Party A due to Party B's willful or material default in the performance of his duties hereunder.

     Any delay by Party A in exercising such right of termination shall not constitute a waiver thereof.

7.3 If the appointment relationship between both parties herein is terminated due to the occurrence of any of the events referred to in Article 7.1 or 7.2 above, such termination shall not affect Party A's rights herein against Party B and the provisions of Articles 5 and 6 hereof shall still be applicable.

7.4 In the event of the termination of the appointment of Party B for whatever reason and whether by prior notice or in any other manner whatsoever, Party B agrees that he will not at any time after such termination represent himself as still having any connection with Party A.

7.5 Party B shall not, during the continuance of his appointment or within a period of one year after the termination thereof, either on his own behalf or on behalf of any other person, entice away from any member of Party A's Group any employee, worker, manager or director of any member of Party A's Group, whether or not such person would commit any breach of his contract of appointment with any member of Party A's Group by reason of his leaving service.

          Article 8 Effectiveness of the Contract

This Contract shall become effective after approval at the shareholders' general meeting of Party A and signing by both parties.

          Article 9 Additional Clauses

9.1 This Contract is an agreement relating to the provision of services by Party B personally. Therefore Party B's rights, interests, obligations, duties, etc. hereunder shall not be transferred, assigned or delegated to any third party (except the appointment in writing by Party B of any other supervisor of Party A as proxy to attend a supervisory committee meeting of Party A).

9.2 Without the written consent of both parties, neither party hereto shall make any addition to, deletion from or amendment to any provisions hereof.

9.3 The heading of each Article hereof is inserted for the purpose of convenience only and shall not prejudice the meaning or construction of the provisions hereof.

9.4 The word "laws" referred to herein include such legal documents as laws, regulations, rules, provisions, standard opinions, decisions, etc. formulated by the legislative and administrative authorities of the PRC and any amendments or alterations by such authorities to the legal documents promulgated or formulated by them.

9.5 The enactment, validity, construction and performance of this Contract and the settlement of disputes shall be protected and governed by the law of the PRC.

9.6 Any disputes arising from or in connection with this Contract shall be settled by both parties through friendly consultation. Either Party hereto may, if any dispute cannot be settled by both parties through consultation, submit the dispute for arbitration.

9.7 Both parties agree to the following terms:

     (a) Any dispute or claim relating to the affairs of Party A and incurring as a result of this Contract, the articles of association of Party A, the Company Law and other rights and obligations stipulated by the relevant laws and administrative regulations between (i) Party A and its supervisor; and
(ii) holders of overseas listed foreign shares and Party A's supervisors shall be submitted to arbitration by the relevant party.

     When the above dispute or claim is submitted to arbitration, all the claims or disputes shall be taken as a whole. Where any person having a cause of action due to the same reason or any person is required to participate in the settlement of such dispute or claim, if his capacity is Party A or a shareholder, director, supervisor, manager or other senior officer of Party A, he shall comply with the arbitration.

     Disputes in relation to the classification of shareholders or register of shareholders shall not be settled by way of arbitration.

     (b) Any party applying for arbitration may elect arbitration by the China International Economic and Trade Arbitration Commission or by the Hong Kong International Arbitration Centre according to their respective rules. After the party applying for arbitration has submitted the dispute or claim for arbitration, the other party must conduct arbitration at the arbitral organ elected by the applicant.

     If the party applying for arbitration elects the arbitration to be conducted at the Hong Kong International Arbitration Centre, any party may request such arbitration to be conducted in Shenzhen according to the provisions of the securities arbitral rules of Hong Kong International Arbitration Centre.

     (c) Settlement of disputes or claims referred to in (a) above by way of arbitration shall be governed by PRC law, except otherwise stipulated by laws and administrative regulations.

     (d) The award of the arbitral organ shall be final and binding on both parties.

     (e) Such arbitration agreement is concluded between Party A and Party B. Party A represents both itself and each shareholder.

     (f) Any submitted arbitration shall be deemed to be an authorization to the arbitral court to conduct a public hearing and announce its award.

9.8 If any of the provisions hereof are judged or ruled by the judicial authorities of the PRC to be invalid or unenforceable, the judgment or ruling shall not prejudice the effectiveness of the other provisions hereof.

9.9 If either party hereto is in breach of its obligations hereunder, the other party shall be entitled to take remedial measures such as fixing a time limit for effecting remedy, performance of the contract, removal of obstructions, compensation for losses or other legal remedial measures. To the extent that the same is not against any legal proceedings, either party's non-exercise or partial exercise of its rights hereunder or non-adoption or partial adoption of legal remedies shall not operate as such party's waiver of the exercise of all its rights or the rights which have not been exercised or such party's waiver of the taking of all the legal remedies or the legal remedies which have not been taken.

     If Party B is in breach of its obligations under this Contract, Party A shall have the right to take remedial measures according to the articles of association of Party A.

9.10 The written notices stated herein may be delivered by hand, served by special delivery or sent by mail. If Party B changes his address, he shall inform Party A within seven days after he obtains the new address. If Party B changes his address, he shall conduct the same by fax within seven days after he obtains the new address.

9.11 This Contract is executed in English and Chinese. If there is any discrepancy between the two versions, the Chinese version shall prevail.

9.12 This Contract shall have two copies. Party A and Party B shall each hold one copy which shall have the same effect.

IN WITNESS HEREOF, Party A and Party B have signed this Contract in Beijing.

Party A:

For and on behalf of
China Petroleum & Chemical Corporation


---------------------------------------
Name:
Title:


Party B:


----------------------------------------